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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   October 29, 2008

                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                   1-6702                                 98-6000202
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          (Commission File Number)             (IRS Employer Identification No.)


            801 - 7TH AVENUE S.W.
          CALGARY, ALBERTA, CANADA                          T2P 3P7
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  (Address of Principal Executive Offices)                (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 29, 2008, Nexen Inc. issued a press release announcing its third quarter results for fiscal 2008. The press release is attached hereto as
Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report and the exhibit hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report and the exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits.

    Exhibit
    Number   Description
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    99.1     Press release of Nexen Inc. dated October 29, 2008.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 29, 2008

                                                NEXEN INC.


                                                By: /s/ Sylvia L. Groves
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                                                Name:  Sylvia L. Groves
                                                Title: Assistant Secretary




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                                 EXHIBIT INDEX



         Exhibit        Description
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         99.1           Press release of Nexen Inc. dated October 29, 2008.